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                                                                    Exhibit 10.8

                           AMENDMENT NUMBER THREE TO
                               INDUSTRIAL LEASE



THIS AMENDMENT NUMBER THREE TO INDUSTRIAL LEASE (this "Amendment") is dated for reference purposes the 1st day of March, 2000, and is by and between BENAROYA CAPITAL COMPANY, L.L.C., a Washington Limited Liability Company ("Lessor") and HOMEGROCER.COM, INC. (successor in interest by assignment dated June 30, 1999 from AMWI WAREHOUSES, INC., a Washington corporation), ("Lessee").


                                   RECITALS


A. Lessor and Lessee are parties to that certain Industrial Lease dated November 4, 1996, (the "Lease") as amended by Amendment Number One dated August , 1997, and by Amendment Number Two dated March 1, 1999 covering approximately 312,800 square feet of space located at 801 SW 16th Street in Renton, Washington 98055 in the Project known as Park 405 and more particularly depicted in Exhibit A to Amendment Number Two.
B. The parties have mutually agreed to an alteration of a portion of the Premises (such portion of the Premises, the "Area") during the term of the Lease, subject to Lessee's agreement and continuing obligation to repair and restore the Premises at the end of the Lease term,

Now, therefore, in return for the mutual promises of both parties, the agreements contained herein and other good and valuable consideration the parties hereby agree that the Lease is hereby modified and amended as follows:

1. The amount currently being held by Lessor as a Security Deposit under the terms of paragraph 4 of the Lease is hereby increased by the amount of $70,000 (the "Additional Security Deposit").

2. The parties have agreed to certain alterations to the Area in order to convert the Area to interior parking use as depicted in the plans titled "HomeGrocer.com Office Tenant Improvement" prepared by LDG Architects as listed below:


          .    Sheet A-2.0  dated  1-12-2000
          .    Sheet A-2.1  dated  1-20-2000
          .    Sheet A-3.0  dated  1-20-2000

     The alterations include modifications to the sprinkler system and the modification of certain grills and overhead doors among other alterations (such alterations, the "Alterations"). Lessee hereby expressly acknowledges its obligation, as specified
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     in paragraph 13 of the Lease, to repair any damage resulting from such
     Alterations and to restore the Area to condition it was in immediately prior to such Alterations.

3. In the event that at any time prior to the expiration date of the Lease Lessee fully restores the Area to the condition it was in immediately prior to such Alterations and repairs any damage resulting from the alterations authorized hereunder, Lessor agrees to reduce the Security Deposit to $141,290 and to return the Additional Security Deposit to Lessee, within ten (10) days of Lessee fully restoring the Area as required above.

The parties agree that to the best of their mutual knowledge and belief there are no current defaults under the Lease nor any existing condition or claims which upon the giving of notice or lapse of time or both would constitute a default under the Lease.


          In witness whereof, the parties have executed this Amendment No. 3 as of the date first written above.



                              LESSOR:

                              BENAROYA CAPITAL COMPANY, L.L.C., a
                              Washington Limited Liability Company.



                              By: /s/ Larry R. Benaroya
                                 ---------------------------------------
                                     Larry R. Benaroya, its Manager


                              LESSEE:

                              HOMEGROCER.COM, INC, a Washington corporation



                              By: /s/ Kristin H. Stred
                                 ---------------------------------------

                                     Its: SR. V.P. & Corp. Sec.
                                         -------------------------------
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STATE OF WASHINGTON     ]
                        ] ss.
COUNTY OF KING          ]

    I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Benaroya Capital Company, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                         /s/ Rebecca A. Bethel
                                         --------------------------------
                                         Notary Public in and for the
                                         State of Washington
                                                  -----------------------
                                         residing at Seattle
                                                     --------------------
                                         Commission expires 11/09/02
                                                            -------------
                                         Print Name Rebecca A. Bethel
                                                    ---------------------


STATE OF WA
         --------------- ]
COUNTY OF King           ]ss.
          -------------- ]
     I certify that I know or have satisfactory evidence that Kristin Stred is
                                                              -------------
the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he/she is the
----------
Senior V.P., of HomeGrocer.com, Inc.., who executed the within and foregoing
-----------
instrument, and acknowledged the instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                         /s/ Murray J. A. McLeod
                                         -------------------------------------
                                         Notary Public in and for the
                                         State of Washington
                                                  ----------------------------
                                         residing at Issaquah
                                                     -------------------------
                                         Commission expires 9/8/01
                                                            ------------------
                                         Print Name M.J.A. McLeod
                                                    --------------------------